                                                                   EXHIBIT 10.65


                                FIRST AMENDMENT

                                 TO THAT LEASE

                                 BY AND BETWEEN

          THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, as Landlord

                                      and

                    CORTEX PHARMACEUTICALS, INC., as Tenant

                            DATED:  February 1, 1999


This Amendment hereby deletes, alters, changes supplements or amends the following Provisions of the Lease dated January 31, 1994:

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
1.05             Lease Term:       The Lease Term shall be extended from five (5) years to ten (10)
                                   years.

1.06             Termination       The Termination Date shall be extended from May 31, 1999 to May 31,
                 Date:             2004.

1.09             Minimum           Effective June 1, 1999, the Minimum Monthly Rent shall be $21,930.68.
                 Monthly Rent:

1.13             Security          Effective June 1, 1999, the Security Deposit shall be increased to
                 Deposit:          $32,484.17 from $22,930.00.

1.15             Landlord's        Landlord's address is changed to:
                 Address:          610 Newport Center Dr., #850
                                   Newport Beach, CA  92660
                                   With a copy to:
                                   William A. Budge, Inc.
                                   10 Hammond, Ste 501
                                   Irvine, CA  92618

1.17             Broker's Name     Robert E. Griffith is hereby deleted.
                 and Address:

EXHIBIT C:       Work Letter       This Exhibit is deleted in its entirety as the renewal is on an "As
                 Agreement         Is" basis.

EXHIBIT F:       Addendum

4.01             Early Entry       The first paragraph of this Provision is deleted in its entirety.

4.04             Option to         This Provision is deleted in its entirety.
                 Extend:
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
5.02(ii)         Option Five       Second Year Minimum Monthly Rent          $22,807.91
                 Year Term:        Third Year Minimum Monthly Rent           $23,720.22
                                   Fourth Year Minimum Monthly Rent          $24,669.03
                                   Fifth Year Minimum Monthly Rent           $25,655.79

5.03             Additional        The new maximum expense budget shall be $5,082.00/month as set forth
                 Rent:             in Exhibit E attached hereto.

                 Additional        Tenant shall pay $300.35/month as Additional Rent which amortizes
                 Rent:             Tenant's Broker's commission of $14,254.04 at 10% interest over the five (5) year extension.

Article 8        Security          The Security Deposit increased to $32,484.17 from $22,930.00
                 Deposit:          effective June 1, 1999.

Section 15.01    Payment by        This provision is deleted in its entirety.
                 Tenant:
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All other Provisions of the Lease Agreement shall remain in full force and effect. Landlord and Tenant acknowledge the specific terms of this First
Amendment to the Lease.


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
LANDLORD:                                 TENANT:

THE NORTHWESTERN MUTUAL                   CORTEX PHARMACEUTICALS, INC.
LIFE INSURANCE COMPANY
dba Barranca Business Center

BY:  Northwestern Investment Management   BY:     /s/ Vincent F. Simmon, Ph.D.
     Company, a Wisconsin corporation,          -------------------------------
     its wholly owned subsidiary and      ITS:         President and CEO
     Authorized representative.                 -------------------------------

BY:         /s/ Don Morton
    -------------------------------

DATE:      March 3, 1999                  DATE:        February 19, 1999
    -------------------------------             -------------------------------
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